Exhibit 24.4

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Frank Govaerts, Director of Bottling Holdings (Luxembourg) S.A.R.L., manager of Bottling Holdings Investments Luxembourg Commandite S.C.A. (the “Company”) do hereby appoint William W. Douglas III, Senior Vice President and Chief Financial Officer of Coca-Cola Enterprises Inc. (“CCE”), John J. Culhane, Executive Vice President and General Counsel of CCE, and E. Liston Bishop III, Secretary of CCE, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company’s and CCE’s Registration Statement on Form S-3 with respect to Senior Debt Securities of the Company or any amendment thereto, and causing such Registration Statement or any such amendment to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 14th day of June, 2007.

/s/ Frank Govaerts
Frank Govaerts
Director,
Bottling Holdings (Luxembourg) S. A.R.L.,
Manager of Bottling Holdings Investments
Luxembourg Commandite S.C.A.

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Roger Gloden, Director of Bottling Holdings (Luxembourg) S.A.R.L., manager of Bottling Holdings Investments Luxembourg Commandite S.C.A. (the “Company”) do hereby appoint William W. Douglas III, Senior Vice President and Chief Financial Officer of Coca-Cola Enterprises Inc. (“CCE”), John J. Culhane, Executive Vice President and General Counsel of CCE, and E. Liston Bishop III, Secretary of CCE, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company’s and CCE’s Registration Statement on Form S-3 with respect to Senior Debt Securities of the Company or any amendment thereto, and causing such Registration Statement or any such amendment to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of June, 2007.

/s/ Roger Gloden
Roger Gloden
Director,
Bottling Holdings (Luxembourg) S. A.R.L.,
Manager of Bottling Holdings Investments
Luxembourg Commandite S.C.A.

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Bruno Picquet, Director of Bottling Holdings (Luxembourg) S.A.R.L., manager of Bottling Holdings Investments Luxembourg Commandite S.C.A. (the “Company”) do hereby appoint William W. Douglas III, Senior Vice President and Chief Financial Officer of Coca-Cola Enterprises Inc. (“CCE”), John J. Culhane, Executive Vice President and General Counsel of CCE, and E. Liston Bishop III, Secretary of CCE, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company’s and CCE’s Registration Statement on Form S-3 with respect to Senior Debt Securities of the Company or any amendment thereto, and causing such Registration Statement or any such amendment to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of June, 2007.

/s/ Bruno Picquet
Bruno Picquet
Director,
Bottling Holdings (Luxembourg) S. A.R.L.,
Manager of Bottling Holdings Investments
Luxembourg Commandite S.C.A.

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Joseph D. Heinrich, Director of Bottling Holdings (Luxembourg) S.A.R.L., manager of Bottling Holdings Investments Luxembourg Commandite S.C.A. (the “Company”) do hereby appoint William W. Douglas III, Senior Vice President and Chief Financial Officer of Coca-Cola Enterprises Inc. (“CCE”), John J. Culhane, Executive Vice President and General Counsel of CCE, and E. Liston Bishop III, Secretary of CCE, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company’s and CCE’s Registration Statement on Form S-3 with respect to Senior Debt Securities of the Company or any amendment thereto, and causing such Registration Statement or any such amendment to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 15 day of June, 2007.

/s/ Joseph D. Heinrich
Joseph D. Heinrich
Director,
Bottling Holdings (Luxembourg) S. A.R.L.,
Manager of Bottling Holdings Investments
Luxembourg Commandite S.C.A.